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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-64193 and 333-90361) and Form S-4 (No. 333-90597) of School Specialty, Inc. of our report dated June 9, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
July 5, 2001